Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 9. Commitments and Contingencies

We lease certain property under various operating lease arrangements. Most of the property leases provide that we pay taxes, insurance and maintenance applicable to the leased premises. As leases for existing locations expire, we expect to renew the leases or substitute another location and lease. We currently sublease our headquarters from ServiceMaster. Amounts paid under this sublease during 2018 were less than $1 million.

Rental expense, including allocated corporate rent, for the years ended December 31, 2018, 2017 and 2016, was $4 million, $5 million and $4 million, respectively. Based on leases in place as of December 31, 2018, future long-term noncancelable operating lease payments will be approximately $4 million in 2019,  $4 million in 2020,  $4 million in 2021,  $3 million in 2022,  $3 million in 2023 and $12 million in 2024 and thereafter.

Accruals for home service plan claims are made based on claims experience and actuarial projections. Accruals are established based on estimates of the ultimate cost to settle claims. Home service plan claims take about three months to settle, on average, and substantially all claims are settled within six months of incurrence. The amount of time required to settle a claim can vary based on a number of factors, including whether a replacement is ultimately required. Our actuary performs an accrual analysis utilizing generally accepted actuarial methods that incorporate cumulative historical claims experience and information provided by us. We regularly review our estimates of claims costs and adjust the estimates when appropriate. We believe the use of actuarial methods to account for these liabilities provides a consistent and effective way to measure these highly judgmental accruals.

We have certain liabilities with respect to existing or potential claims, lawsuits and other proceedings. We accrue for these liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. Any resulting adjustments, which could be material, are recorded in the period the adjustments are identified.

Due to the nature of our business activities, we are at times subject to pending and threatened legal and regulatory actions that arise out of the ordinary course of business. In the opinion of management, based in part upon advice of legal counsel, the disposition of any such matters is not expected, individually or in the aggregate, to have a material adverse effect on our results of operations, financial condition or cash flows. However, the results of legal actions cannot be predicted with certainty. Therefore, it is possible that our results of operations, financial condition or cash flows could be materially adversely affected in any particular period by the unfavorable resolution of one or more legal actions.